SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): August 10, 2004

                            TECHNE CORPORATION
                            ------------------
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
- ----------------------------       -------             ----------
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

                614 Mckinley Place NE
                   Minneapolis, MN                       55413
        ---------------------------------------        ----------
        (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854


Item 7. Financial Statements and Exhibits

     (c) Exhibits

        99     Press Release dated August 10, 2004.

        99.1 Segment information for the quarter and fiscal year ended June 30, 2004.


Item 12.  Results of Operations and Financial Condition

A copy of the press release issued by Techne Corporation on August 10, 2004, describing the results of operations for the quarter and fiscal year ended June 30, 2004 and its financial condition as of June 30, 2004, is attached hereto as Exhibit 99.

Segment information for Techne Corporation for the quarter and fiscal year ended June 30, 2004 which has been included on Techne Corporation's website (www.techne-corp.com), is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.





                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 11, 2004                 TECHNE CORPORATION
                                      By: /S/ Thomas E. Oland
                                      ---------------------------
                                      Name: Thomas E. Oland
                                      Title: President and Chief
                                        Executive Officer



                          EXHIBIT INDEX

    Exhibit No. Exhibit
    ----------- -------
       99       Press release of Techne Corporation dated August 10, 2004.

       99.1 Segment information for Techne Corporation for the quarter and fiscal year ended June 30, 2004.